                                                    [THE HARTFORD LOGO]

                       ANNUAL PRODUCT INFORMATION NOTICE
                               DATED MAY 2, 2010

We will no longer file updated prospectuses and/or statements of additional information ("SAI") for your variable annuity with the Securities and Exchange Commission. This Annual Product Information Notice updates information regarding your variable annuity. Please keep this Notice for future reference.

ADDRESS CHANGE

Our current overnight mailing address is: 1 Griffin Street North, Windsor, CT 06095-1512. Our standard mailing address is: P.O. Box 5085, Hartford, CT 06102-5085.

AFTER AUGUST 13, 2011, OUR OVERNIGHT ADDRESS WILL BE: The Hartford Wealth Management -- Global Annuities, 745 West New Circle Road Building 200, 1st Floor, Lexington, KY 40511. Our standard mailing address will be: The Hartford Wealth Management -- Global Annuities, PO Box 14293, Lexington, KY 40512-4293.

DISTRIBUTION ARRANGEMENTS

For the fiscal year ended December 31, 2010, In-Bound Revenue Sharing (administrative service payments and/or Rule 12b-1 fees received from Fund complexes (or affiliated entities)), Marketing Expense Allowances and Additional Payments did not exceed: $129.4 million (excluding indirect benefits received by offering HLS Funds as investment options), $0.9 million (approximately 0.25% of the Premium Payments invested in a particular Fund) and approximately $36 million ((excluding corporate-sponsorship related perquisites) or approximately 0.05% based on average total individual variable annuity assets), respectively.

LEGAL MATTERS

There continues to be significant federal and state regulatory activity relating to financial services companies. Like other insurance companies, we are involved in lawsuits, arbitrations, and regulatory/legal proceedings. Certain of the lawsuits and legal actions the Company is involved in assert claims for substantial amounts. While it is not possible to predict with certainty the ultimate outcome of any pending or future case, legal proceeding or regulatory action, we do not expect the ultimate result of any of these actions to result in a material adverse effect on the Company or its Separate Accounts. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's results of operations or cash flows in particular quarterly or annual periods.

HV-8086